                               PROMISSORY NOTE 1


Principal Amount: $3,169,690                                   November 26, 2001


     For Value Received, the undersigned, Edward H. Meyer, hereby promises to pay to Grey Advertising Inc. (the "Payee") at 777 Third Avenue, New York, New York 10017, or at the Payee's option at such other place as may be designated from time to time by the Payee, the principal sum set forth above, in lawful money of the United States of America, on November 26, 2006. This Note shall bear interest at an annual rate of 3.93% payable semi-annually on May 26 and November 26 of each calendar year (or, in the event any such date does not fall on a business day, on the next successive business day) or at such earlier time as the Note is repaid.

     This Note evidences the obligation of the undersigned to make the payments due in respect of the exercise price of the option granted to the undersigned pursuant to the Grey Advertising Inc. Stock Option Agreement, dated as of October 13, 1984, between Grey Advertising Inc. and the undersigned, as amended, on the exercise of such option.

     No failure by the Payee to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof against the undersigned, nor shall any single or partial exercise by the Payee of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Payee as herein specified are cumulative and not exclusive of any other rights or remedies which the Payee may otherwise have.

     Presentment, demand, protest, notice of any payment and dishonor and all other notices of any kind are hereby waived by the undersigned, and all guarantors and endorsers who hereby consent to any renewals, extensions and partial payments of this Note without notice of such action and no such action shall act as a discharge from liability herein in whole or in part.

     The undersigned, at his option, may prepay this Note, in whole or in part from time to time, without penalty or premium.

     The undersigned agrees to pay on demand all reasonable costs and expenses, including reasonable legal fees, incurred by the Payee in connection with the collection of this Note.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                 /s/ Edward H. Meyer
                                                 ------------------------
                                                 Edward H. Meyer

                               PROMISSORY NOTE II
                               ------------------

Principal Amount: $2,339,997.61                                November 26, 2001

     For Value Received, the undersigned, Edward H. Meyer, hereby promises to pay to Grey Advertising Inc. (the "Payee") at 777 Third Avenue, New York, New York 10017, or at the Payee's option at such other place as may be designated from time to time by the Payee, the principal sum set forth above, in lawful money of the United States of America, on November 26, 2006. This
Note shall bear interest at an annual rate of 3.39% payable semi-annually on May 26 and November 26 of each calendar year (or, in the event any such date does not fall on a business day, on the next successive business day) or at such earlier time as the Note is repaid.

     This Note evidences the obligation of the undersigned to make the payments due in respect of the exercise price of the option granted to the undersigned pursuant to the Grey Advertising Inc. Stock Option Agreement, dated as of October 13, 1984, between Grey Advertising Inc. and the undersigned, as amended, on the exercise of such option.

     No failure by the Payee to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof against the undersigned, nor shall any single or partial exercise by the Payee of any right or remedy hereunder preclude any other or future exercise thereof or the exercise or any other right or remedy. The rights and remedies of the Payee as herein specified are cumulative and not exclusive of any other rights or remedies which the Payee may otherwise have.

     Presentment, demand, protest, notice of any payment and dishonor and all other notices of any kind are hereby waived by the undersigned, and all guarantors and endorsers who hereby consent to any renewals, extensions and partial payments of this Note without notice of such action and no such action shall act as a discharge from liability herein in whole or in part.

     The undersigned, at his option, may prepay this Note, in whole or in part from time to time, without penalty or premium.

     The undersigned agrees to pay on demand all reasonable costs and expenses, including reasonable legal fees, incurred by the Payee in connection with the collection of this Note.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                             /s/ Edward H. Meyer
                                                             -------------------
                                                                 Edward H. Meyer